UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2007

VERISIGN, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-23593	94-3221585
(Commission File Number)	(IRS Employer Identification No.)

487 East Middlefield Road, Mountain View, CA	94043
(Address of Principal Executive Offices)	(Zip Code)

(650) 961-7500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A of VeriSign, Inc. (“VeriSign”) is being filed to amend and supplement Items 1.01, 2.03, 3.02 and 9.01 of the Current Report on Form 8-K filed by VeriSign on August 21, 2007 (the “Form 8-K”). VeriSign is filing herewith a copy of the Indenture that it entered into with U.S. Bank National Association, as trustee, on August 20, 2007 (the “Indenture”) and the Registration Rights Agreement that it entered into with J.P. Morgan Securities Inc. on August 20, 2007 (the “Registration Rights Agreement”) in connection with the issuance of $1,100,000,000 aggregate principal amount of 3.25% Junior Subordinated Convertible Debentures due 2037 (the “Debentures”).

Item 1.01. Entry into a Material Definitive Agreement.

A copy of the Indenture and Registration Rights Agreement is attached hereto as Exhibits 4.1 and 4.2, respectively and are incorporated herein by reference. The descriptions of the Debentures contained in the Form 8-K are qualified in their entirety by reference to the Indenture.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures in Item 2.03 of the Form 8-K are qualified in their entirety by reference to the Indenture and Registration Rights Agreement.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosures in Item 3.02 of the Form 8-K are qualified in their entirety by reference to the Indenture and Registration Rights Agreement.

Item 8.01. Other Events.

On August 30, 2007, J.P. Morgan Securities Inc. (the “Initial Purchaser”) exercised its over-allotment option granted by VeriSign under the terms of the Purchase Agreement between the Initial Purchaser and VeriSign, dated August 14, 2007, and purchased an additional $150,000,000 in aggregate principal amount of Debentures (the “Additional Debentures”).

VeriSign offered and sold the Additional Debentures to the Initial Purchaser in reliance on the exemption from registration provided by Section 4(2) of the Securities Act. The Initial Purchaser is initially offering the Additional Debentures to “qualified institutional buyers” pursuant to the exemption from registration provided by Rule 144A under the Securities Act. VeriSign relied on these exemptions from registration based in part on representations made by the Initial Purchaser.

The Additional Debentures and Common Stock issuable upon conversion of the Additional Debentures have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

The foregoing description of the Additional Debentures is qualified in its entirety by reference to the Indenture and Registration Rights Agreement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Indenture, dated as of August 20, 2007, by and between U.S. Bank National Association, as Trustee, and VeriSign, Inc.

4.2	Registration Rights Agreement, dated as of August 20, 2007, by and between J.P. Morgan Securities Inc. and VeriSign, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERISIGN, INC.

Date: September 5, 2007	By:	/s/ Richard H. Goshorn
Richard H. Goshorn
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
4.1	Indenture, dated as of August 20, 2007, by and between U.S. Bank National Association, as Trustee, and VeriSign, Inc.

4.2	Registration Rights Agreement, dated as of August 20, 2007, by and between J.P. Morgan Securities Inc. and VeriSign, Inc.